UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East. Suite 506 Bala Cynwyd, Pennsylvania		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As part of the merger between Chondrial Therapeutics, Inc. and Zafgen, Inc. in May 2020, Larimar Therapeutics, Inc. (the “Company”) acquired a non-cancellable operating lease (the “Lease”) with Shigo Center Plaza Owner, LLC (the “Landlord”) for approximately 17,705 square feet of office space at 3 Center Plaza, Boston, Massachusetts (the “Premises”). The Lease commenced on June 21, 2019 and expires after a term of approximately 124 months. The Company has an option to extend the lease for 60 additional months.

On October 27, 2020, the Company entered into a sublease agreement (the “Sublease”) with Massachusetts Municipal Association, Inc. (the “Subtenant”), whereby the Company subleased the entire Premises to the Subtenant. The initial term of the Sublease commences on the date the Company receives consent to the Sublease from the landlord and shall continue until October 30, 2029. The Sublease provides for the first monthly installment of rent to be paid by the Subtenant on the date of the Sublease. After such first monthly payment, the sublease provides for rent abatement until April 1, 2021.

The Sublease provides for an initial annual base rent of $849,840, which increases annually up to a maximum annual base rent of $991,480. The Subtenant also is responsible for paying to the Company future increases in operating costs (commencing on January 1, 2022), future increases in annual tax costs (commencing July 1, 2021) and all utility costs (commencing March 1, 2021) attributable to the Premises during the term of the Sublease.

The foregoing description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document
10.1	Sublease, dated October 27, 2020 by and between Larimar Therapeutics, Inc. and Massachusetts Municipal Association, Inc.*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Larimar Therapeutics, Inc.

	By:	/s/ Carole S. Ben-Maimon, M.D.
	Name:	Carole S. Ben-Maimon, M.D.
	Title:	President and Chief Executive Officer
Date: October 30, 2020